Execution Version
OMNIBUS AMENDMENT
This OMNIBUS AMENDMENT, dated as of March 27, 2026 (this “Agreement”), is entered into by and among the undersigned in connection with (a) that certain Amended and Restated Credit Agreement, dated as of October 29, 2019 (as amended, restated, or modified from time to time, the “Credit Agreement”), by and among Spruce Power 1, LLC, a Delaware limited liability company (the “Borrower”), the financial institutions as Lenders from time to time party thereto (each individually a “Lender” and collectively the “Lenders”), Silicon Valley Bank, a division of First-Citizens Bank & Trust Company (as successor to Silicon Valley Bank), as Administrative Agent for the Lenders (in such capacity, and together with its successors and permitted assigns, the “Administrative Agent”), and ING Capital LLC and First-Citizens Bank & Trust Company (as successor to Silicon Valley Bank), as Issuing Banks (in such capacity, and together with their successors and permitted assigns, the “Issuing Banks”) and (b) that certain Depository Agreement, dated as of April 30, 2019 (as amended, restated, or modified from time to time, the “Depository Agreement”) by and among the Borrower, Spruce Kilowatt OBS Owner I, LLC, (“Kilowatt OBS”), Spruce PV-OBS Systems, LLC, a Delaware limited liability company (“PV-OBS”), the Administrative Agent, First-Citizens Bank & Trust Company (as successor to Silicon Valley Bank), in its capacity as Collateral Agent for the Secured Parties (in such capacity, and together with its successors and permitted assigns, the “Collateral Agent”), and BankUnited, N.A., as depository agent (in such capacity, and together with its successors and permitted assigns, the “Depository Agent”). As used in this Agreement, capitalized terms that are not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
W I T N E S S E T H
WHEREAS, the Commitments under the Credit Agreement have been fully funded and, and as of the date hereof immediately prior to the effectiveness of this Agreement, $173,702,097.90 of principal was currently outstanding in respect thereof;
WHEREAS, the Issuing Banks have issued Letters of Credit under the Credit Agreement in an amount equal to the LC Commitments, and, as of the date hereof immediately prior to the effectiveness of this Agreement, the aggregate Stated Amount of such Letters of Credit was $15,640,271.93;
WHEREAS, the Sponsors and ESE (collectively, the “Cash Diversion Guarantors”) have issued the Amended and Restated Cash Diversion Guaranty, dated as of May 29, 2020 (the “Cash Diversion Guaranty”) in favor of the Administrative Agent and Collateral Agent;
WHEREAS, under the Credit Agreement, the Maturity Date of the Loans and the
expiration date of the Letters of Credit is April 30, 2026;
WHEREAS, the Borrower has requested the Lenders and Issuing Banks to extend the Maturity Date of the Loans and the expiration of the Letters of Credit by nine (9) months from April 30, 2026, to January 31, 2027 (the “Requested Extension”);
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WHEREAS, pursuant to Section 11.01(b)(ii) of the Credit Agreement, any amendments, supplements and modifications to the Loan Documents to extend the final scheduled payment date of any of the Loans requires the written consent of each Lender and each Issuing Bank affected thereby;
WHEREAS, pursuant to Section 7.04 of the Depository Agreement, the Depository Agreement may only be amended, supplemented and otherwise modified in accordance with Section 7.04 of the Depository Agreement and Article VII of the Collateral Agency Agreement;
WHEREAS, pursuant to Article VII of the Collateral Agency Agreement, the consents, amendments, supplements and modifications set forth in this Agreement do not constitute Modifications (as such term is defined in the Collateral Agency Agreement) requiring authorization of the Unanimous Voting Parties (as such term is defined in the Collateral Agency Agreement);
WHEREAS, the Requested Extension requires the consent of the lenders under that the Amended and Restated Credit Agreement, dated as of March 19, 2022, (the “Mezzanine Credit Agreement”) among KWS Solar Term Parent 1 LLC, a Delaware limited liability company, KWS Solar Term Parent 2 LLC, a Delaware limited liability company, KWS Solar Term Parent 3 LLC, a Delaware limited liability company, and Spruce Power 3 Holdco, LLC, a Delaware limited liability company, as co-borrowers, the financial institutions party thereto from time to time as lenders, and KeyBank National Association, in its capacities as administrative agent, collateral agent and depositary agent; and
WHEREAS, the Agents, the Lenders, the Issuing Banks, and other parties hereto desire to enter into the amendments, supplements and modifications set forth in this Agreement, on the conditions and terms provided herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
1. Amendments to Credit Agreement. The Borrower, the Administrative Agent, the Lenders and the Issuing Banks hereby agree that on and after the Extension Amendment Date (as defined below) the Credit Agreement shall be amended as follows:
(a)Annex A (Amortization Schedule) to the Credit Agreement shall be deleted and replaced in its entirety by Annex A (Amortization Schedule) attached as Annex A hereto;
(b)the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement shall be amended as follows, with text in ~~red strikethrough~~ format being considered deleted and text that is blue and underlined being considered added:
“Applicable Margin” shall mean (a) from the Closing Date through (but excluding) the third anniversary of the Closing Date, 2.25% per annum, (b) from the third anniversary of the Closing Date through (but excluding) the sixth anniversary of the Closing Date, 2.375% per annum, ~~and~~ (c) ~~from and after~~ the sixth anniversary of the Closing Date through (but excluding) the Extension
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Amendment Date, 2.50% per annum; (d) from the Extension Amendment Date through (but excluding) October 30, 2026, 2.75% per annum, and (e) from and after October 30, 2026, 3.25% per annum.
(c)Section 1.01 of the Credit Agreement shall be amended by adding the following new defined terms in the corresponding alphabetical order:
“Extension Amendment” shall mean the Omnibus Amendment, dated as of March 27, 2026, among, inter alios, Spruce Power 1, LLC, the Administrative Agent, the Lenders, the Issuing Banks, and the Depository Agent.
“Extension Amendment Date” shall have the meaning set forth in the Extension Amendment.
“Extension Refinancing Condition” means the delivery by the Borrower to the Administrative Agent of an executed term sheet and/or commitment letter from any existing or prospective lender, financial institution, or other funding source for the refinancing of the Obligations in full prior to the Maturity Date, the terms of which shall be acceptable to the Required Lenders.
“Mezzanine Credit Agreement” shall mean the Amended and Restated Credit Agreement, dated as of March 19, 2022, among KWS Solar Term Parent 1 LLC, a Delaware limited liability company, KWS Solar Term Parent 2 LLC, a Delaware limited liability company, KWS Solar Term Parent 3 LLC, a Delaware limited liability company, and Spruce Power 3 Holdco, LLC, a Delaware limited liability company, as co-borrowers, the financial institutions party thereto from time to time as lenders, and KeyBank National Association, in its capacities as administrative agent, collateral agent and depositary agent.
(d)the definition of “Maturity Date” in Section 1.01 of the Credit Agreement shall be amended as follows, with text in ~~red strikethrough~~ format being considered deleted and text that is blue and underlined being considered added:
“Maturity Date” shall mean ~~April 30, 2026~~ January 30, 2027; provided that if the Extension Refinancing Condition has not been satisfied (or waived by the Required Lenders) on or prior to October 30, 2026, the Maturity Date shall be October 30, 2026.
(e)Section 2.02(iv) of the Credit Agreement shall be amended as follows, with text in ~~red strikethrough~~ format being considered deleted:
    (iv)     Each Letter of Credit (A) shall be denominated in Dollars,
(B) expire no later than the ~~earlier of (x) the seventh (7th) anniversary of its date of issuance and (y) the~~ Maturity Date and (C) be issued subject to “Uniform Customs and Practice for Documentary Credits” (2007 Revision), International Chamber of Commerce, Publication No. 600 or “International Standby Practices 1998”, International Chamber of Commerce, Publication No. 590, as mutually agreed between the Co-Borrowers, the Administrative Agent and the applicable Issuing Bank.
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(f) Section 9.01 of the Credit Agreement shall be amended by adding the following new clause (n):
(n) Cross-Default. Any “Event of Default” (as such term is defined in the Mezzanine Credit Agreement) under the Mezzanine Credit Agreement shall have occurred and be continuing.
2.Amendment to Depository Agreement. The Borrower, PV-OBS, Kilowatt OBS, the Collateral Agent, and the Depository Agent agree that on and after the Extension Amendment Date (as defined below)the definition of “Early Amortization Period” in Section 1.01 of the Depository Agreement shall be amended as follows, with text that is blue and underlined being considered added:
“Early Amortization Period” means (a) prior to the Extension Amendment Date, a period beginning on any Payment Date where the Debt Service Coverage Ratio has been less than 1.20:1.00 on such Payment Date and the immediately prior three (3) Payment Dates (four (4) consecutive Payment Dates in total) and continuing until the Payment Date upon which the Distribution Trap Condition is satisfied and (b) commencing on the Extension Amendment Date, at all times thereafter.
3.Conditions to Effectiveness. The amendments set forth in Sections 1 and 2 shall be effective as of the date of the satisfaction of each of the following conditions, which date shall be the “Extension Amendment Date”:
(a)The Agents shall have received duly executed counterparts of this Agreement.
(b)The Administrative Agent shall have received payment of an amendment fee equal to $1,907,533.74 (the “Amendment Fee”) for the pro rata benefit of each Lender and as consideration for the agreement of each Lender for the Requested Extension, which Amendment Fee shall be payable in U.S. dollars in immediately available funds free and clear of and without deduction for any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto (with gross-up for withholding taxes) and will not be subject to reduction by way of setoff or counterclaim and shall not be refundable under any circumstances once paid.
(c)The Administrative Agent shall have an updated Base Case Model, in form and substance satisfactory to the Administrative Agent, reflecting the Requested Extension.
(d)The Administrative Agent shall have received executed copies of a consent to the Requested Extension and this Agreement from the lenders under the Mezzanine Credit Agreement, which consent shall be in form and substance satisfactory to the Administrative Agent, the Lenders and the Issuing Banks, and all conditions to the effectiveness of such consent shall have been satisfied and such consent shall be in full force and effect.
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(e)The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Authorized Officers of the Loan Parties as the Administrative Agent may require authorizing, as applicable, this Agreement and the amendments to the Loan Documents contemplated hereunder and the execution delivery and performance of this Agreement and evidencing the identity, authority and capacity of each Authorized Officer thereof authorized to act as an Authorized Officer in connection with this Agreement and the other Loan Documents to which a Loan Party or a Sponsor is a party or is to be a party, in each case, certified by an Authorized Officer of such Person.
(f)The Borrower shall have delivered to each of the Issuing Banks a Notice of LC Activity requesting an extension of the expiration date of the Letters of Credit to the Maturity Date as amended by this Agreement.
(g)The Administrative Agent shall have received the list of prospective replacement servicers required to be delivered by the Servicer (as defined under the Backup Servicing Agreement) under the Backup Servicing Agreement.
4.Undertakings and Covenants.
(a)The Borrower shall promptly provide to the Administrative Agent (for distribution to the Lenders) written notice of any and all refinancing options, proposals, term sheets, commitment letters, or similar communications (whether solicited or unsolicited) received from, or entered into discussions with, any existing or prospective lender, financial institution, or other funding source, including the anticipated timeline for consummation of the proposed refinancing, any key milestones, deadlines, or conditions that must be satisfied prior to closing, and any other information reasonably requested by the Administrative Agent or the Lenders. The Borrower shall participate in a call with Lenders no less frequently than once per calendar month to provide detailed updates on these activities.
(b)Promptly after the delivery by the Collateral Agent of a lost collateral affidavit (but in no event more than five (5) Business after the date of delivery thereof) the Borrower shall deliver (and cause each Relevant Party to deliver) to the Collateral Agent replacement membership interest certificates and transfer powers for the Collateral listed on Annex B hereto.
(c)The Borrower shall deliver (and cause each Relevant Party and Provider to deliver) to the Administrative Agent any and all documentation, including (i) on or before April 30, 2026, (A) the most recent copies of the servicer report and complete database file for each Serviced Contract (as defined under the Backup Servicing Agreement) and (B) a report regarding the Backup Servicer’s ability and readiness to perform the Successor Servicing Services (as defined under the Backup Servicing Agreement); and (ii) amendments to any Backup Servicer Agreement, any Maintenance Services Agreement, any Transition Management Agreement and/or the Management Agreement, as requested by the Administrative Agent (at the instruction of the Required Lenders), and
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which documentation shall be in form and substance satisfactory to the Administrative Agent and the Required Lenders, to ensure that in the determination of the Administrative Agent (acting at the direction of the Required Lenders) that the services provided by the Provider and/or the Manager can be provided by the Backup Servicer or another replacement servicer selected by the Administrative Agent immediately following the occurrence of a Servicer Termination Event.
(d)The Borrower shall cause the Backup Servicer to participate in a call with Lenders on or before April 30, 2026, regarding the Backup Servicer’s ability and readiness to perform the Services (as defined under the Backup Servicing Agreements) and thereafter, to participate in additional calls and provide additional information as requested by the Administrative Agent (at the instruction of the Required Lenders)).
(e)The parties hereto agree that failure to comply with the covenants set forth in this Section 4 shall constitute automatic and immediate Event of Defaults pursuant to Section 9.01(c) of the Credit Agreement.
5.Representations and Warranties. As of the date hereof and as of the Extension Amendment Date each Loan Party represents and warrants to the Agents and each Secured Party that:
(a) The execution, delivery and performance by the Borrower and each Loan Party of this Agreement:
(i)have been duly authorized by all necessary limited liability company or other action, as the case may be, on behalf of such Person;
(ii)do not and will not (A) conflict with or result in a violation or breach of the terms of its certificate of formation, limited liability company agreement, operating agreement or other organizational documents, as the case may be, any provision of material Law applicable to it or any order, judgment or decree of any Governmental Authority binding on it or any of its material Properties, (B) result in a material breach of or constitute (with due notice or lapse of time or both) a material default under the Transaction Documents or any other material contractual obligation binding upon a Relevant Party or its material Properties, including the Intercompany Financing Agreement, or (C) result in or require the creation or imposition of any Lien upon its Assets (other than the Liens created under the Collateral Documents); and
(iii)do not and will not require any registration with, consent or approval of, or notice to, or other action with or by, any Governmental Authority or any other Person (including any Tax Equity Member and their Affiliates) which has not been obtained or made, and each such consent or approval is in full force and effect, in each case, other than consents, approvals, registrations, notices or other action which, if not obtained or made, could not reasonably be expected to have a Material Adverse Effect;
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(b)The representations and warranties of the Borrower, each other Loan Party and each Provider contained in Article IV of the Credit Agreement (as amended hereby on the Extension Amendment Date), shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent that such representations and warranties specifically refer to an earlier date (in which case they shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); and
(c)No Default or Event of Default shall have occurred and be continuing.
6.Miscellaneous.
(a)Effect of this Agreement.
(i)The consents, amendments, supplements and other modifications set forth in this Agreement shall be applicable solely with respect to those matters expressly provided therein, and no other amendments or consents are given herein or may be otherwise construed or implied. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted assigns of the parties hereto.
(ii)Except as herein expressly provided, each and every term, condition, warranty and provision of the Credit Agreement, the Depository Agreement and the other Transaction Documents shall remain unchanged and in full force and effect, and such are hereby ratified, confirmed and approved by the parties hereto, and in the event of any conflict between the provisions of this Agreement and the provisions of the Credit Agreement, the Depository Agreement or any other Transaction Document, the provisions of this Agreement shall prevail.
(iii)Except as expressly set forth herein, nothing contained in this Agreement shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Credit Agreement, the Depository Agreement, and any other Transaction Document.
(iv)Whether or not specifically amended by the provisions of this Agreement, all of the terms and provisions of the Credit Agreement, the Depository Agreement and the other Transaction Documents are hereby amended to the extent necessary to give effect to the purpose and intent of this Agreement.
(b)Incorporation by Reference. Section 11.04 (Effect of Headings and Table of Contents), Section 11.05 (Successors and Assigns), Section 11.06 (Severability), Section 11.08 (Governing Law), Section 11.09 (Waiver of Jury Trial), and Section 11.10 (Counterparts; Integration; Effectiveness) and Section 11.16 (Entire Agreement) of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
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(c)Loan Document. This Agreement shall be deemed to be a Loan Document for all purposes of the Credit Agreement and the other Transaction Documents.
(d)Acknowledgement. Each party hereto acknowledges that the terms of this Agreement shall not constitute a course of dealing among the parties hereto.
(e)Construction. The principles of interpretation specified in Sections 1.02, 1.03 and 1.05 of the Credit Agreement also apply to this Agreement, mutatis mutandis.
(f)No Third-Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and, except as otherwise expressly provided in the Loan Documents, no other Person is entitled to rely upon or benefit from this Agreement or any term hereof or thereof.
(g)Lender Authorization. The Lenders hereby authorize and direct the Administrative Agent to execute, deliver and perform this Agreement. The Administrative Agent hereby authorizes and directs the Collateral Agent and the Depository Agent to execute, deliver and perform this Agreement.
(h)Loan Party and Cash Diversion Guarantor Reaffirmations.
(i)Each Loan Party (A) acknowledges and consents to all the terms and conditions of this Agreement, (B) affirms all of its obligations under the Loan Documents, (C) agrees that this Agreement and all documents executed in connection herewith do no operate to reduce or discharge such Person’s obligations under the Loan Documents to which it is a party, (D) affirms the each of the Liens and/or guarantees granted in or pursuant to the Loan Documents by such Person are valid and subsisting, and (E) agrees that this Agreement and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the Liens and guarantees granted in or pursuant to the Loans Documents by such Person.
(ii) Each Cash Diversion Guarantor (A) acknowledges and consents to all the terms and conditions of this Agreement, (B) affirms all of its obligations under the Cash Diversion Guaranty, (C) agrees that this Agreement and all documents executed in connection herewith do no operate to reduce or discharge such Person’s obligations under the Cash Diversion Guaranty, (D) affirms the each of the guarantees granted in or pursuant to the Cash Diversion Guaranty by such Person are valid and subsisting, and (E) agrees that this Agreement and all documents executed in connection herewith shall in no manner impair or otherwise adversely affect any of the guarantees granted in or pursuant to the Cash Diversion Guaranty by such Person.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.
SPRUCE POWER 1, LLC,
as Borrower By:
SUNGEVITY GREENWICH LESSOR,
By:
KILOWATT OBS OWNER I, LLC,
as Guarantor By:
SPRUCE PV-OBS SYSTEMS,
LLC, as Guarantor By:
SPRUCE MH OWNER 2 NYGB,

LLC, as Guarantor By:
[Signature Page to Omnibus Amendment (SP1)]
SPRUCE MANAGER HOLDING 2 NYGB, LLC, as Guarantor By:
AMPERE SOLAR OWNER I, LLC,
as Guarantor By:
AMPERE SOLAR MANAGER IV, LLC,
as Guarantor By:
AMPERE SOLAR OWNER IV, LLC,

as Guarantor By:
VOLTA MANAGER HOLDING II, LLC, as Guarantor By:
[Signature Page to Omnibus Amendment (SP1)]
VOLTA SOLAR MANAGER II, LLC, as
Guarantor By:
ORE F5A HOLDCO, LLC,
as Guarantor By:

ORE F5A PROJECTCO, LLC, as Guarantor By:
ORE F6 HOLDCO, LLC,
as Guarantor By:
ORE F6 PROJECTCO, LLC, as Guarantor By:
[Signature Page to Omnibus Amendment (SP1)]

SUNSERVE RESIDENTIAL SOLAR I LLC,
as Guarantor
    By:    ____________________________
Joe Pettit
Vice President, Corporate Development
SPRUCE HOLDING COMPANY 1 LLC,
as Cash Diversion Guarantor
    By:    ____________________________
Jon Norling
Chief Legal Officer
SPRUCE HOLDING COMPANY 2 LLC,
as Cash Diversion Guarantor By:
SPRUCE HOLDING COMPANY 3 LLC,
as Cash Diversion Guarantor By:
SOLAR SERVICE EXPERTS, LLC, as Cash Diversion Guarantor

    By:
ING CAPITAL LLC,
as Lender and Issuing Bank
Suela von Bargen
    By: ________________________________Suela von Bargen (Mar 25, 2026 18:33:54 EDT)    _______
Name: Suela von Bargen Title: Director
By: _______________________________________
Name: Stephen Hughes Title: Director
[Signature Page to Omnibus Amendment (SP1)]

[Signature Page to Omnibus Amendment (SP1)]
FIRST-CITIZENS BANK & TRUST
COMPANY,
as Lender and Issuing Bank
By: _______________________________________
Name: Sefton Flannery Title: Vice President KEYBANK NATIONAL ASSOCIATION,
as Lender
By: __
Name: Renee M. Bonnell
Title: Senior Vice President

[Signature Page to Omnibus Amendment (SP1)]
EAST WEST,
as Lender
Name: Suzana Bacvanovic
Title: First Vice President - Portfolio Management, Project Finance

[Signature Page to Omnibus Amendment (SP1)]

BANKUNITED, N.A.,
as Lender
By: _______________________________________
Name: Michael van Teeffelen
Title: SVP

[Signature Page to Omnibus Amendment (SP1)]

SPRUCE NYGB BORROWER, LLC,
Name:
Title:
[Signature Page to Omnibus Amendment (SP1)]

FIRST-CITIZENS BANK & TRUST COMPANY,
as Administrative Agent and Collateral Agent
By: _______________________________________
Name: Sefton Flannery
Title: Vice President
[Signature Page to Omnibus Amendment (SP1)]

BANKUNITED, N.A.,
as Depository Agent
By: _______________________________________
Name: Michael van Teeffelen
Title: SVP
[Signature Page to Omnibus Amendment (SP1)]

[Signature Page to Omnibus Amendment (SP1)]

EXHIBIT A
to Omnibus Amendment
AMORTIZATION SCHEDULE

	Payment Date	Principal Amortization	Principal Repayment
1	April 30, 2026	$3,734,150.53	-
2	July 31, 2026	$4,326,357.25	-
3	October 31,2026	$6,495,780.66	-
4	Maturity Date	-	$159,145,809.46
    Ex. A-1
EXHIBIT B to Omnibus Amendment
PLEDGED COLLATERAL

Holder	Issuer	Class	Ownership Percent	Certificate No.
Spruce Power 1, LLC	Kilowatt OBS Owner I, LLC	Membership Interests	100%	1
Spruce Power 1, LLC	Spruce PV-OBS Systems, LLC	Membership Interests	100%	2
Spruce Power 1, LLC	Ampere Solar Owner I, LLC	Membership Interests	100%	3
Spruce Power 1, LLC	Volta Manager Holding II, LLC	Membership Interests	100%	1
Spruce Power 1, LLC	Ampere Solar Manager II, LLC	Membership Interests	100%	2
Spruce Power 1, LLC	Ampere Solar Manager III, LLC	Membership Interests	100%	2
Spruce Power 1, LLC	Ampere Solar Manager IV, LLC	Membership Interests	100%	2
Spruce Power 1, LLC	Spruce MH Owner 2 NYGB, LLC	Membership Interests	100%	1
Spruce MH Owner 2 NYGB, LLC	Spruce Manager Holding 2 NYGB, LLC	Membership Interests	100%	1
Volta Manager Holding II, LLC	Volta Solar Manager II, LLC	Membership Interests	100%	1

Kilowatt Systems, LLC	Sungevity Greenwich Lessor, LLC	Membership Interests	100%	1
Spruce Power 1, LLC	Sunserve Residential Solar I LLC	Class B Membership Interests	100%	B-1
Spruce Power 1, LLC	Sunserve Residential Solar I LLC	Class A Membership Interests	100%	A-2
Spruce Power 1, LLC	ORE F4 HoldCo, LLC	Class B Membership Interests	100%	B-1
Spruce Power 1, LLC	ORE F5A HoldCo, LLC	Class B Membership Interests	100%	B-1
Spruce Power 1, LLC	ORE F5A HoldCo, LLC	Class A Membership Interests	100%	A-2
Spruce Power 1, LLC	ORE F6 HoldCo, LLC	Class B Membership Interests	100%	B-1
Ex. B-1

Spruce Power 1, LLC	ORE F6 HoldCo, LLC	Class A Membership Interests	100%	A-2

Ex. B-2